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                                                Filed Pursuant to Rule 497(d)
                                                Registration File No.: 2-94996




                            THE HUDSON RIVER TRUST

                      SUPPLEMENT DATED FEBRUARY 12, 1996
                                    TO THE
                         PROSPECTUS DATED MAY 1, 1995

   Robert G. Heisterberg is the person principally responsible for the Conservative Investors, Growth Investors and Balanced Portfolios' investment programs as of February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analyst, has been associated with Alliance since 1977.

   Paul Rissman is the person principally responsible for the equity investment program of the Growth & Income Portfolio as of February 12, 1996. Mr. Rissman, a Vice President of Alliance, has been associated with Alliance since 1989. W. Theodore Kuck, who has been associated with the Portfolio since its inception, will continue to co-manage the Portfolio with Mr. Rissman.

                    YOU SHOULD RETAIN THIS SUPPLEMENT WITH
                    YOUR PROSPECTUS FOR FUTURE REFERENCE.